SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: October 7, 2002
                        (Date of earliest event reported)


                              NATHAN'S FAMOUS, INC.
             (Exact Name of Registrant as Specified in its Charter)





         Delaware                  1-3189                      11-3166443
------------------------        ------------                ----------------
(State of Incorporation)        (Commission                 (I.R.S. Employer
                                File Number)               Identification No.)


1400 Old Country Road, Westbury, New York                         11590
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number including area code            (516) 338-8500




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(Former name or former address, if changed since last report.)



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Item 5.   Other Events

     On October 7, 2002, the Registrant announced a stock repurchase program which authorized the purchase of up to 1 million shares of its common stock.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits

          99.1 Press Release dated October 7, 2002

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunder duly authorized.

                                NATHAN'S FAMOUS, INC.


                                By: /s/ Ronald DeVos
                                   ---------------------------------------
                                Ronald DeVos
                                Vice-President Finance
                                and Chief Financial Officer
                                (Principal Financial and Accounting Officer)

Dated:   October 7, 2002